Exhibit 10.2

LICENSE AGREEMENT

THIS AGREEMENT made and entered into this 17th day of April (“EFFECTIVE DATE”), by and between DUKE UNIVERSITY, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27710, and Precision BioSciences, Inc., a Delaware corporation (“PRECISION”) with offices at 2211 Hillsborough Road, #4087, Durham, NC 27705.

WHEREAS, DUKE owns certain PATENT RIGHTS (as hereinafter defined) relating to Duke Office of Science and Technology File [***], entitled “[***]” (“INVENTION”), and has the right to grant licenses under said PATENT RIGHTS; and

WHEREAS, DUKE desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license hereunder; and

WHEREAS, LICENSEE desires to obtain licenses under PATENT RIGHTS and upon the terms and conditions hereinafter set forth; and

WHEREAS, the INVENTION was made with US government support and, notwithstanding anything to the contrary in this AGREEMENT, the US government has certain rights in the INVENTION under the 37 C.F.R. § 401.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE 1 - DEFINITIONS

For the purposes of this AGREEMENT, and solely for that purpose, the terms and phrases set forth below and elsewhere in this AGREEMENT in capital letters shall be defined as follows:

1.01 “AFFILIATE” shall mean any corporation or non-corporate entity which controls, is controlled by or is under the common control with a party hereto. A corporation or a non-corporate entity, as applicable, shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or in the absence of ownership of at least fifty percent (50%) of the voting stock of a corporation, or in the case of a non-corporate entity, if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-cooperate entity, as applicable.

1.02 “FIELD OF USE” shall mean all applications of the PATENT RIGHTS in all fields of use.

1.03 “INVENTOR” means any individual who is identified as an inventor on one or more of the PATENT RIGHTS (in accordance with applicable patent law) and whose contribution as an inventor to such PATENT RIGHTS was made as result of his/her association with DUKE such that the individual is obligated to assign his/her rights in such PATENT RIGHTS to DUKE.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.04 “PATENT RIGHTS” shall mean the patents, patent applications listed in APPENDIX A (such patent applications hereinafter collectively referred to as “PATENT APPLICATION”) and any patent hereafter issuing on any such PATENT APPLICATIONS, together with all divisions, continuations, continuations-in-part (but only to the extent that the subject matter claimed in each such continuation-in-part application is described in and enabled by the disclosure of said PATENT APPLICATIONS), re-examinations, reissues, substitutions, or extensions thereof and patents issuing therefrom in the United States and non-U.S. jurisdictions. Notwithstanding the foregoing or anything else to the contrary in this AGREEMENT, PATENT RIGHTS shall not include those patents and/or patent applications which, during the term of this AGREEMENT, cease to be PATENT RIGHTS pursuant to Section 6.01. It is understood and agreed that subject matter that is PATENTABLY DISTINCT (defined below) from the subject matter described within the PATENT APPLICATIONS is not within the scope of the PATENT RIGHTS even though that PATENTABLY DISTINCT subject matter may fall within the scope of one or more claims of said PATENT APPLICATIONS. PATENTABLY DISTINCT improvements relating to the subject matter of PATENT APPLICATIONS shall not be considered PATENT RIGHTS. As used herein, “PATENTABLY DISTINCT” subject matter is subject matter that is novel and unobvious over subject matter described within said PATENT APPLICATIONS.

1.05 “PATENT RIGHTS EXPENSES” shall mean all patent-related expenses (including, but not limited to, filing fees, maintenance fees, and reasonable fees and expenses of patent counsel) incurred in connection with the PATENT RIGHTS, including but not limited to all reasonable expenses incurred in connection with the assembly and copying of files for transfer to and from as the case may be LICENSEE’s legal counsel in connection with LICENSEE’s assuming responsibility for PATENT RIGHTS or transferring some of all of that responsibility back to DUKE (as the case may be) pursuant to Section 6.

1.06 “VALID CLAIM” shall mean (i) an issued and unexpired claim within the PATENT RIGHTS, that has not been permanently revoked or held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction and that has not been dedicated to the public or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (ii) a claim of a pending patent application that was filed in good faith, has not been pending for more than [***] (including in parent applications), and which has not been abandoned or finally disallowed without the possibility of appeal or refilling of such application contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold.

1.07 “LICENSED PRODUCT” shall mean any product or part thereof which:

(a) is covered in whole or in part by any VALID CLAIM contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; and/or

(b) is manufactured by using a process which is covered in whole or in part by a VALID CLAIM contained in the PATENT RIGHTS in the country in which such product or part thereof is used or sold; or

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(c) in its use, practices a VALID CLAIM contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used, or sold.

1.08 “LICENSED PROCESS” shall mean any process which is covered in whole or in part by any VALID CLAIM contained in the PATENT RIGHTS.

1.09 “LICENSED PRODUCTS” shall mean the following terms, collectively: LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES, and a LICENSED PROCESS and LICENSED SERVICE shall be included within such term notwithstanding such process or service is not literally a “product”.

1.10 “LICENSED SERVICE” shall mean any service provided by LICENSEE (and/or SUBLICENSEES, as the case may be) to a THIRD PARTY that is covered in whole or in part by any VALID CLAIM contained in the PATENT RIGHTS.

1.11 “MATERIALS” shall mean samples of the materials covered under Patent Rights.

1.12 “NET SALES” shall mean:

(a) in the case of LICENSED PRODUCTS, LICENSEE’S (and/or those of its AFFILIATES, as the case may be) revenues received from sale and/or lease of LICENSED PRODUCTS; and

(b) in the case of LICENSED PROCESSES, LICENSEE’S (and/or those of its AFFILIATES, as the case may be) revenues received from sale and/or lease of LICENSED PROCESSES; and

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1.13 “SUBLICENSE” and “SUBLICENSE AGREEMENT” shall mean, and include without limitation, any relationship/agreement in which a THIRD PARTY gains any rights—temporary or otherwise—to any of the rights granted by DUKE to LICENSEE under this AGREEMENT (including, but not limited to, LICENSEE’s licensee(s) and/or sublicensee(s), hereinafter, such THIRD PARTIES referred as “SUBLICENSEES”, but not including LICENSEE’s AFFILIATES), including, but not limited to those granted via options, rights of first refusal, material transfer agreements, sublicenses (implied or expressed), and the like.

1.14 “SUBLICENSE REVENUES” shall mean any and all upfront fees, license fees, royalties, option fees, milestone payments, and other amounts payable to LICENSEE (and/or its AFFILIATES, as the case may be) under a SUBLICENSE to any of the licenses granted by DUKE to LICENSEE under this AGREEMENT, [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1.15 “TERRITORY” shall mean the world.

1.16 “THIRD PARTY” means any individual or other entity other than DUKE and/or LICENSEE or its AFFILIATES.

1.17 Where appropriate, words denoting a singular number only shall include the plural and vice versa.

1.18 Certain other defined terms shall have the meanings given them elsewhere in this AGREEMENT.

ARTICLE 2 - LICENSE

2.01 DUKE hereby grants to LICENSEE and its AFFILIATES and LICENSEE and its AFFILIATES hereby accept from DUKE, subject to the terms and conditions of this AGREEMENT, the exclusive right and sublicenseable license for the FIELD OF USE in the TERRITORY to practice under the PATENT RIGHTS (a) to develop, make, have made, import, use, lease, offer for sale, sell, and distribute LICENSED PRODUCTS for the FIELD OF USE in the TERRITORY, (b) to develop, make, have made, import, use, practice, lease, offer for sale, sell, and distribute LICENSED PROCESSES in/for the FIELD OF USE in the TERRITORY, until the end of the term for which the PATENT RIGHTS are granted unless this AGREEMENT shall be sooner terminated according to the terms hereinafter provided.

2.02 Notwithstanding anything to the contrary in this AGREEMENT, it is understood and agreed that DUKE encourages LICENSEE (and/or its AFFILLIATES and/or SUBLICENSEE(S), as the case may be) to secure rights under any THIRD PARTY intellectual property rights required to practice the PATENT RIGHTS and/or to exercise any and all of the rights practiced or exercised by LICENSEE or such AFFILIATES and/or SUBLICENSEE(S) (as the case may be) and that DUKE shall have no responsibility in securing any such rights. Further, if LICENSEE (and/or any of its AFFILIATES) secures any such rights to THIRD PARTY intellectual property rights in order to practice the technology and/or to exercise any or all the rights granted herein, then LICENSEE (and/or such AFFILIATES and/or SUBLICENSEE, as the case may be) shall use its commercially reasonable efforts to secure from any such THIRD PARTY a covenant not to sue DUKE, or any of its faculty, students, employees or agents, for any research and development efforts conducted at DUKE that resulted in the creation of any of its inventions and/or any licensing thereof, and any intellectual property or other rights arising therefrom, including, but not limited to, PATENT RIGHTS.

2.03 All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall not be further sublicenseable without the express written approval of DUKE, such approval not to be unreasonably withheld. DUKE shall be a third party beneficiary of each SUBLICENSE. In the event of any termination of this Agreement, all SUBLICENSES shall survive such termination provided that the SUBLICENSEES are in compliance with the terms and conditions of the SUBLICENSE and the SUBLICENSEES comply with all terms of this Agreement related to such SUBLICENSE including the payment of all amounts that would be due DUKE under this Agreement if it had not terminated. In such case,

DUKE shall not be obligated to perform any of the obligations of LICENSEE under such SUBLICENSE. However, DUKE shall have all of the rights afforded LICENSEE under any such SUBLICENSE including but not limited to enforcement of the SUBLICENSE, collection of payments, receipt of reports indemnification by SUBLICENSEE, termination for breach by SUBLICENSEE etc. LICENSEE will ensure that said rights to DUKE are included in any executed SUBLICENSE. LICENSEE shall use commercially reasonable efforts to enforce the terms of the SUBLICENSE agreements. LICENSEE further agrees to provide DUKE with a copy of all SUBLICENSES [***] prior to execution of each subject SUBLICENSE with the ability to review and comment, such comments to be reasonably considered by LICENSEE. LICENSEE will provide DUKE with an executed copy of SUBLICENSE within [***] of the effective date of such SUBLICENSE.

2.04 In the event that LICENSEE shall receive non-cash consideration for any SUBLICENSE, DUKE shall nonetheless be entitled to its applicable portion of sublicense fees in cash with respect to such non-cash consideration. In the event that DUKE and LICENSEE cannot agree on the value of such on-cash consideration, such value shall be determined by an independent THIRD PARTY selected in good faith by LICENSEE and DUKE. If LICENSEE and DUKE cannot mutually agree upon an independent THIRD PARTY within thirty (30) business days, then DUKE and LICENSEE shall each select an independent THIRD PARTY within thirty (30) business days, and those two independent third parties shall in good faith select a mutually agreeable THIRD PARTY within thirty (30) days thereafter. The expense of such independent THIRD PARTY being borne equally by DUKE and LICENSEE. In the event on a dispute concerning the valuation of the THIRD PARTY consideration, no payment of the fees with respect thereto shall be made until the dispute is resolved.

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2.06 Notwithstanding anything to the contrary in this AGREEMENT, DUKE shall have the right to practice under the PATENT RIGHTS for its own internal, non-commercial, educational, research and clinical purposes without restriction and without payment of royalties and other fees.

2.07 The licenses granted under this AGREEMENT will not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any data, technology, patents, patent applications or other property rights held by DUKE (solely or jointly) not specifically set forth herein, regardless of whether such property rights are dominant or subordinate to any of the PATENT RIGHTS DUKE represents that it is the sole owner of the Patent Rights, that it has the authority to grant the licenses granted hereunder, and that it has not knowingly taken any actions that would adversely affect the validity of the PATENT RIGHTS. DUKE does not warrant the validity or enforcement of the PATENT RIGHTS licensed hereunder and makes no representations whatsoever with regard to the scope of the PATENT RIGHTS or that the practice of the PATENT RIGHTS does not infringe the rights of any third party. Notwithstanding anything to the contrary in this Section 2, LICENSEE shall have the right to continue to use the lab notebooks and technical data related to the PATENT RIGHTS developed by employees or agents of LICENSEE while working at DUKE, provided however, that DUKE employees and students shall not be considered agents of LICENSEE.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2.08 DUKE hereby discloses to LICENSEE and LICENSEE acknowledges that the research leading to the PATENT RIGHTS was funded in part by the U.S. Government, and the parties agree that, notwithstanding any use of descriptive terms such as “exclusive” herein this AGREEMENT, the U.S. Government has certain rights in the PATENT RIGHTS as set forth in 37 CFR 401. LICENSEE agrees to comply with all obligations resulting from such government rights, including, but not limited to, the requirement that any products sold in the United States based upon such technology be substantially manufactured in the United States.

2.09 The license granted hereunder shall be subject to Public Law 96-517 and Public Law 98-260. Any right granted in this AGREEMENT which is greater than that permitted under Public Law 96-517 and Public Law 98-260 shall be modified as may be required to conform to the provisions of those laws.

ARTICLE 3 - LICENSE FEE, ROYALTIES AND OTHER FEES

3.01 In consideration of the rights granted to LICENSEE pursuant to this AGREEMENT and subject to the terms and conditions of this AGREEMENT, LICENSEE agrees to pay or otherwise compensate DUKE as follows:

(a) [***]

(b) LICENSEE shall pay to DUKE [***], which shall be due and payable within [***] of the EFFECTIVE DATE.

(c) Royalty on NET SALES. At the times and in the manner set forth hereinafter, LICENSEE and it AFFILIATES shall pay to DUKE a [***] royalty on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES, by LICENSEE, and/or its AFFILIATES. Such royalty shall be at the rate of:

(i) [***] of NET SALES for LICENSED PRODUCTS; and

(ii) [***] of NET SALES for LICENSED PROCESSES; and

provided that where in order to manufacture, sell, use, practice or otherwise dispose of LICENSED PRODUCTS or LICENSED PROCESSES it is [***] for LICENSEE to obtain a license under any patent rights from a THIRD PARTY (including in settlement of a claim contemplated by Article 7.01) and by reason of an agreement with such THIRD PARTY a royalty on LICENSEE NET SALES (or similarly defined amount) is payable to such THIRD PARTY the royalties shall be reduced as follows. The royalty payable pursuant to this Article 3.01(c) shall be reduced by [***] of the amounts paid to third parties provided that under no circumstances will the royalty payable to DUKE on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES reduce to less than [***].

(d) MINIMUM ROYALTY. [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(i) [***]

(ii) [***]

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(e) SUBLICENSE FEE. LICENSEE shall pay to DUKE a sublicense fee (“SUBLICENSE FEE”) which is equal to:

(i) [***] of all SUBLICENSE REVENUES from royalties; plus,

(ii) [***] of all SUBLICENSE REVENUES from non-royalty sublicense revenue.

SUBLICENSE FEES shall be creditable against the MINIMUM ROYALTIES on NET SALES in Section 3.01(d).

(f) MILESTONE PAYMENTS. LICENSEE shall pay to DUKE, MILESTONE PAYMENTS as set forth in APPENDIX C.

3.02 Notwithstanding reports, correspondence or other communications from LICENSEE, it is understood that DUKE shall, in accordance with its policies and procedures, apply any amounts received from LICENSEE under the terms of this AGREEMENT as follows:

(a) [***]

(b) [***]

Application of amounts received under (a) above shall in no respect alter the aggregate amount due to DUKE.

3.03 Notwithstanding anything to the contrary in this AGREEMENT, all payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government and which shall be paid by LICENSEE on behalf of LICENSEE, as the case may be.

3.04 LICENSEE agrees to achieve the milestones set forth in APPENDIX B. If these milestones are not met, DUKE may, in its sole discretion after providing LICENSEE a thirty (30) day notification during which period LICENSEE fails to achieve the applicable milestone(s), terminate the exclusive licenses granted hereunder. In the event of any such termination, all SUBLICENSES shall survive such termination provided that the SUBLICENSEES are in compliance with the terms and conditions of the SUBLICENSE and the SUBLICENSEES comply with all terms of this Agreement related to such SUBLICENSE including the payment of all amounts that would be due DUKE under this Agreement if it had not terminated. In such case, DUKE shall not be obligated to perform any of the obligations of LICENSEE under such SUBLICENSE subject to the same terms and conditions as described in section 2.03. For any rights that LICENSEE may be permitted to retain, LICENSEE will still be responsible to DUKE for any royalty payments and payments with respect to non-royalty income.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

3.05 All payments due from LICENSEE pursuant to this AGREEMENT shall be due and payable in accordance with the terms and conditions of this AGREEMENT, and if a payment due pursuant to this AGREEMENT is not paid within [***] of the payment due date, then a late payment fee equal to [***] shall be added to the payment due; [***]. The payment of such [***] late fees shall not foreclose DUKE from exercising any other rights it may have as a consequence of the lateness of any payment.

3.06 No multiple royalties on NET SALES shall be payable to DUKE on a single LICENSED PRODUCT or LICENSED PROCESS, because its manufacture, use, lease, sale or practice are or shall be covered by more than one of the PATENT RIGHTS.

3.07 All payments due to DUKE under this AGREEMENT shall be paid in United States Dollars in Durham, North Carolina, or at such place as DUKE may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with such payments due hereunder, such conversion shall be made by using the exchange rate prevailing at Wachovia Bank (N.A.) (or its successor, as the case may be) on the last business day of the reporting period to which such payments relate. If payments are made by wire, electronic or other transfer form for which a fee is charged (“PAYMENT TRANSFER FEES”), LICENSEE shall be responsible for the full amount of such fees and shall promptly reimburse DUKE for DUKE’s payment of such reasonable PAYMENT TRANSFER FEES within thirty (30) days of invoice of the same from DUKE.

3.08 All payments due to DUKE under this AGREEMENT shall cite “[***]”, and shall be made payable to “Duke University.” Such payments, as well as reports due to DUKE shall be sent to DUKE at the following address:

For delivery via the U.S. Postal Service:

Duke University Office of Science and Technology

Attention: Financial Administrator

Box 90083 Duke University

Durham, NC 27708 USA

For delivery via nationally/internationally recognized courier:

Duke University Office of Science and Technology

Attention: Financial Administrator

2020 West Main Street, Suite 10

Durham, NC 27705 USA

For payment via wire transfer:

BANK:                           [***]

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ABA#                              [***]

SWIFT CODE:             [***]

BENEFICIARY:           [***]

ACCOUNT NO.:           [***]

ATTENTION:               [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

ARTICLE 4 - DUE DILIGENCE REQUIREMENTS

4.01 LICENSEE shall use commercially reasonable efforts to bring LICENSED PRODUCTS and/or LICENSED PROCESSES to market through a thorough, vigorous and diligent program for exploitation of the PATENT RIGHTS, and to continue active, diligent marketing efforts for LICENSED PRODUCTS and/or LICENSED PROCESSES throughout the term of this AGREEMENT. The development and commercialization schedule set forth on attached APPENDIX B (hereinafter “COMMERCIALIZATION SCHEDULE”) is hereby agreed upon as a reasonable one to be followed. Variations from the schedule set forth in the COMMERCIALIZATION SCHEDULE must be expressly approved by DUKE in writing, such approval not to be unreasonably withheld. If any of the targets set forth in the COMMERCIALIZATION SCHEDULE are not reached within the stated time periods set out in APPENDIX B, or within those amended periods of time approved in writing by Duke, then it will be considered a material breach by the LICENSEE, and will be handled according to Section 10 herein.

4.02 During the term of this AGREEMENT, LICENSEE will submit [***] progress reports to DUKE as set forth in Section 5. DUKE shall have the right to request [***] to discuss such information with representatives of LICENSEE at mutually acceptable times and places. It is agreed that should any of DUKE’s personnel be required by LICENSEE to consult with LICENSEE outside of Durham, North Carolina, LICENSEE will reimburse reasonable travel and living expenses incident thereto.

ARTICLE 5 - REPORTS AND RECORDS

5.01 LICENSEE shall keep full, true and accurate books of accounts and other records containing all particulars which may be necessary to properly ascertain and verify the amounts payable to DUKE hereunder and shall require its AFFILIATES and/or SUBLICENSEES, as the case may be, to do the same. Said books of account shall be kept at LICENSEE’s (and/or AFFILIATE’s and/or SUBLICENSEES’) principal place of business or the principal place of business of the appropriate division of LICENSEE (and/or AFFILIATE’s and/or SUBLICENSEE) to which this AGREEMENT relates. Said books of LICENSEE and its AFFILIATES and the supporting data shall be open at all reasonable times for [***] following the end of the calendar year to which they pertain, to the inspection of an independent certified public accountant engaged by DUKE for the purpose of verifying the LICENSEE’s and/or AFFILIATE’S royalty statement or compliance in other respects with this AGREEMENT. [***]

5.02 LICENSEE shall report the status of development of each LICENSED PRODUCT and LICENSED PROCESS [***] to DUKE by [***]. Such report shall provide information at least sufficient to meet DUKE’s government reporting requirements and additionally shall include descriptions of LICENSEE’s (and/or AFFILIATE’s and/or SUBLICENSEES’s plans and commercially reasonable estimated timeframes for testing, development, governmental approvals and marketing/sale of each LICENSED PRODUCT or LICENSED PROCESS.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

5.03 After the first commercial sale of a LICENSED PRODUCT or LICENSED PROCESS and in addition to the reports required, LICENSEE shall render to DUKE prior to [***] a written account of the NET SALES of LICENSED PRODUCTS and LICENSED PROCESSES, subject to royalty under this AGREEMENT and made during the prior [***] period ending [***], and shall simultaneously pay to DUKE the royalties due on such NET SALES in United States dollars. Reports tendered shall include the calculation of royalties by product by country in substantially the format provided in APPENDIX D hereto. Further, LICENSEE shall render to DUKE prior to [***] a written account of the portion of SUBLICENSE REVENUES due to DUKE for the prior [***] period [***] and shall simultaneously pay to DUKE such amounts due in United States dollars. MINIMUM ROYALTIES which are due DUKE for any calendar year, shall be paid by LICENSEE along with the written report due on [***].

ARTICLE 6 - PATENTS

6.01 Patent Prosecution

(a) LICENSEE shall, apply for, prosecute, and maintain the PATENT RIGHTS during the term of this AGREEMENT. LICENSEE will keep DUKE advised as to all developments with respect to any PATENT APPLICATIONS, and/or applicable continuation, continuation-in-part and reissue application(s) promptly. DUKE will have (i) the right to review LICENSEE’s pending PATENT APPLICATIONS that are within the PATENT RIGHTS, and to make recommendations regarding the prosecution of such PATENT APPLICATIONS, (ii) the right to receive such applications and other documentations at such time as to allow a reasonable period for review thereof prior to any applicable deadline for filing or responding, and (iii) the right to request amendments of any such patent application to include claims or arguments as may be appropriate for obtaining a patent claiming commercially relevant inventions. Upon request by DUKE and/or its agents, LICENSEE shall promptly inform DUKE in writing which non-US countries, if any, in which LICENSEE will seek patent protection. DUKE may elect to seek patent protection in countries not so designated by LICENSEE, in which case DUKE shall notify LICENSEE in writing of such election, and from the date of such filing of such PATENT APPLICATIONS by DUKE shall not be considered PATENT RIGHTS (and/or PATENT APPLICATIONS) and LICENSEE shall be deemed to have forfeited all rights under this AGREEMENT to such PATENT APPLICATIONS and resulting patents. (APPENDIX A shall be deemed to be so amended.) It is understood and agreed that all final decisions with respect to prosecution of PATENT RIGHTS are reserved to DUKE except as expressly stated in this AGREEMENT.

6.02 Patent Costs.

(a) [***]

(b) If LICENSEE decides to discontinue the prosecution or maintenance of a subject PATENT APPLICATION or patent falling within the scope of PATENT RIGHTS, LICENSEE will give DUKE timely written notice at least [***] in advance of the effective date of LICENSEE’s decision and DUKE will be free to continue prosecution or maintain any such application/patent, and to maintain any protection issuing thereon in the U.S. and in any foreign country at DUKE’s sole expense. In such instances, from the date of DUKE’s receipt of such

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

written notice from LICENSEE, such patent and/or PATENT APPLICATION shall no longer be considered to fall within the definition of PATENT RIGHTS (APPENDIX A shall be deemed to be so amended) and LICENSEE shall forfeit all rights under this AGREEMENT to the subject issued patent(s) and/or subject PATENT APPLICATION and patent(s) arising from such PATENT APPLICATION. Accordingly, DUKE shall be free, at its sole discretion to license said patent(s) and patent application(s) to any THIRD PARTY or otherwise dispose of such patent(s) and patent applications(s) as it deems appropriate.

6.03 It is understood that ownership of such PATENT RIGHTS shall not be affected by LICENSEE’s assuming such responsibility for prosecution and maintenance of such PATENT RIGHTS.

6.04 LICENSEE agrees to mark the LICENSED PRODUCTS and LICENSED PROCESS, and/or their containers, labels, and/or other packaging, in such a manner as to conform to the patent laws and practices of the country of manufacture or sale, as appropriate.

ARTICLE 7 - INFRINGEMENT OF THIRD-PARTY RIGHTS

7.01 In the event that DUKE or LICENSEE is charged with infringement of a patent by a THIRD PARTY or is made a party in a civil action as a result of the activity of LICENSEE and/or its AFFILIATE and/or a SUBLICENSEE (and not from the activity of DUKE or its AFFILIATES other than the granting of this license to LICENSEE) as a result (directly or indirectly) under the licenses granted hereunder to LICENSEE, LICENSEE:

(a) [***];

(b) [***];

(c) [***].

7.02 DUKE will give LICENSEE reasonable assistance, [***] in the defense of any such infringement charge or lawsuit, as may be reasonably required. [***].

ARTICLE 8 - INFRINGEMENT OF PATENT RIGHTS BY THIRD PARTIES

8.01 Each party to this AGREEMENT is obligated to inform the other promptly in writing of any alleged infringement of which it becomes aware and of any available evidence of infringement by a THIRD PARTY of any patents within the PATENT RIGHTS.

8.02 If during the term of this AGREEMENT, LICENSEE becomes aware of any alleged infringement by a THIRD PARTY, LICENSEE shall have the right, but not the obligation, to either:

(a) settle the infringement suit by sublicensing the alleged infringer or by other means; or

(b) prosecute at its own expense any infringement of the PATENT RIGHTS. In the event LICENSEE prosecutes such infringement of PATENT RIGHTS, LICENSEE may, for such purposes, request to use the name of DUKE as party plaintiff. DUKE, at its sole discretion, may agree to become a party plaintiff, and all costs associated therewith shall be borne by LICENSEE.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

8.03 In the event that LICENSEE undertakes the enforcement and/or defense of the PATENT RIGHTS by litigation, including any declaratory judgment action, [***]. Any recovery of damages by LICENSEE as a result of such action shall be applied [***].

8.04 In the event LICENSEE does not undertake action to prevent the infringing activity within [***] of having been made aware and notified thereof, DUKE shall have the right, but not the obligation, to prosecute at its own expense any such infringements of the PATENT RIGHTS and, in furtherance of such right, DUKE may use the name of LICENSEE as a party plaintiff in any such suit without expense to LICENSEE. [***]. Any recovery of damages by DUKE for any infringement shall be applied [***].

8.05 In any infringement suit instituted by either party to enforce the PATENT RIGHTS pursuant to this AGREEMENT, the other party hereto shall, at the request and expense of the party initiating such suit, reasonably cooperate in all respects and, to the extent reasonably possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

8.06 LICENSEE has the sole right in accordance with the terms and conditions herein to sublicense any LICENSED PRODUCT or LICENSED PROCESS to an alleged infringer under the PATENT RIGHTS in the TERRITORY in order to avoid infringement in the future.

8.07 Any of the foregoing notwithstanding, if at any time during the term of this AGREEMENT any of the PATENT RIGHTS are held invalid or unenforceable in a decision which is not appealable or is not appealed within the time allowed, LICENSEE shall have no further obligations to DUKE with respect to its future use or sale of any LICENSED PRODUCT and LICENSED PROCESS covered solely by such PATENT RIGHTS, including the obligation of paying royalties. For avoidance of doubt it is understood and agreed that in such event, LICENSEE shall not have any damage claim or any claim for refund or reimbursement against DUKE for any amounts previously paid to DUKE under this AGREEMENT.

ARTICLE 9 - GOVERNMENT CLEARANCE, PUBLICATION, EXPORT

9.01 Insofar as such clearance is required, LICENSEE agrees to use its commercially reasonable efforts to have the LICENSED PRODUCTS and/or LICENSED PROCESSES cleared for marketing in those countries in which LICENSEE intends to sell LICENSED PRODUCTS and/or LICENSED PROCESSES, by the responsible government agencies requiring such clearance. To accomplish said clearances at the earliest possible date, LICENSEE agrees to file or have filed, according to the usual practice of LICENSEE, any necessary data with said government agencies as quickly as commercially reasonable.

9.02 It is understood and agreed that the right of publication/presentation of the inventions described in the PATENT RIGHTS shall reside in the INVENTORS, faculty, staff, and students of DUKE. LICENSEE shall also have the right to publish and/or co-author any publication/presentation on the inventions described in PATENT RIGHTS in accordance with academic custom.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

9.03 This AGREEMENT is subject to all of the United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities and technology. It is understood that DUKE is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. DUKE neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE 10 - DURATION AND TERMINATION

10.01 This AGREEMENT shall become effective upon the EFFECTIVE DATE, and unless sooner terminated in accordance with any of the provisions herein, shall remain in full force and effect for the life of the last-to-expire of the patents included in the PATENT RIGHTS.

10.02 Subject to the provisions of this AGREEMENT, LICENSEE will have caused a material breach in accordance with this Section 10 if LICENSEE fails to meet any of the development/commercialization milestones set forth in APPENDIX B unless DUKE expressly approves such variations in writing.

10.03 LICENSEE may terminate this AGREEMENT by giving DUKE written notice at least [***] prior to the effective date of such termination. It is understood that LICENSEE shall remain responsible for the timely payment of all amounts due DUKE under this AGREEMENT through the effective date of the termination.

10.04 Either party may immediately terminate this AGREEMENT for fraud, willful misconduct, or illegal conduct of the other party, in all such cases with respect to the subject matter of this AGREEMENT, upon written notice of same to that other party.

10.05 If either party fails to fulfill any of its material obligations under this AGREEMENT including, but not limited to, lack of payment or failure to meet the provisions of ARTICLE 3, the non-breaching party may terminate this AGREEMENT, upon written notice to the breaching party, as provided below. Such notice must contain a full description of the event or occurrence constituting a breach of the AGREEMENT. The party receiving notice of the breach will have the opportunity to cure that breach within [***] of receipt of notice. If the breach is not cured within that time, the termination will be effective as of [***].

10.06 If during the term of this AGREEMENT, LICENSEE shall become insolvent whether by the voluntary act of LICENSEE or otherwise, or if LICENSEE shall cease to exist as an active business, this AGREEMENT shall immediately terminate. In the event the LICENSEE shall become bankrupt or if the business of LICENSEE shall be placed in the hands of a receiver or trustee, this LICENSE shall terminate unless otherwise prohibited by law or judicial action.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

10.07 Notwithstanding anything to the contrary in this AGREEMENT, neither expiration nor any termination of this AGREEMENT shall remove any financial obligations to DUKE which LICENSEE incurred under this AGREEMENT prior to and as of the effective date of any expiration or termination.

10.08 On or before the effective date of any early termination of this AGREEMENT pursuant to Sections 10.02 – 10.06, LICENSEE shall cease the manufacture, use, practice, lease, and sale, offering, distribution, and other commercialization of LICENSED PRODUCTS and LICENSED PROCESSES.

10.09 Within [***] of any early termination of this AGREEMENT, LICENSEE shall destroy all LICENSED PRODUCTS for which a royalty has not been paid to DUKE in a safe and legal manner. LICENSEE shall also provide DUKE with a written statement signed by an authorized representative of LICENSEE certifying the destruction of all such LICENSED PRODUCTS for which a royalty has not been paid to DUKE in a safe and legal manner. Further, LICENSEE shall certify that they have destroyed all confidential information provided by DUKE under Article 11 or return all copies of such information to DUKE.

ARTICLE 11 - CONFIDENTIALITY

11.01 DUKE and LICENSEE each agree to treat any confidential information disclosed to it by the other party under this AGREEMENT with reasonable care and to avoid disclosure of such information to any other person, firm or corporation, except AFFILIATES bound by the obligations of confidentiality and restricted use set forth in this Article 11, and either party shall be liable for unauthorized disclosure or failure to exercise such reasonable care. Further, the receiving party will not use the disclosing party’s confidential information other than for the benefit of the parties hereto and relating to this AGREEMENT. These obligations of non-disclosure and restricted use shall remain in effect for each subject disclosure of confidential information for a period of time of [***] from such disclosure, however, neither party shall have an obligation, with respect to confidential information disclosed to it, or any part thereof, which:

(a) is already known to the receiving party at the time of the disclosure;

(b) becomes publicly known without the wrongful act or breach of this AGREEMENT by the receiving party;

(c) is rightfully received by the receiving party from a THIRD PARTY on a non-confidential basis;

(d) is subsequently and independently developed by employees of the receiving party who had no knowledge of the information, as verified by written records;

(e) is approved for release by prior written authorization of the party disclosing the information; or

(f) is disclosed pursuant to any judicial or government request, requirement or order, provided that the party so disclosing takes reasonable steps to provide the other party sufficient prior notice in order to contest such request, requirement or order and provided that such disclosed confidential information otherwise remains subject to the obligations of confidentiality set forth in this Article 11.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

11.02 DUKE and LICENSEE agree that any information to be treated as confidential information under this Article 11 must be disclosed in writing or other tangible medium and must be clearly marked “CONFIDENTIAL”. Confidential information disclosed orally must be summarized and reduced to writing or other tangible medium and communicated to the other party within [***] of such disclosure, and the other party agrees that such disclosed information shall be deemed confidential.

11.03 Notwithstanding the foregoing, LICENSEE shall have the right to use and disclose any confidential information related to the PATENT RIGHTS (a) to the extent necessary to obtain regulatory approval for, or to sell, a LICENSED PRODUCT or LICENSED PROCESS and (b) to investors, prospective investors, employees, consultants and agents with a need to know, collaborators, prospective collaborators and other THIRD PARTIES in the chain of manufacturing and distribution provided that LICENSEE obtains from such parties written confidentiality agreements, the provisions of which are at least as restrictive and protective of DUKE’s confidential information as those provided in this Article 11.

11.04 Notwithstanding anything to the contrary in this AGREEMENT, all information relating to filing, prosecution, maintenance, defense, infringement, and the like regarding the PATENT RIGHTS (no matter how disclosed) shall be considered the confidential information of DUKE until published by the applicable patent office and subject to the obligations of restricted use and non-disclosure set forth in this Article 11.

ARTICLE 12 - NOTICES

12.01 It shall be a sufficient giving of any notice, request, report, statement, disclosure or other communication hereunder if the party giving the same shall

(a) hand deliver such communication; or

(b) mail such a communication, postage prepaid, first class, certified mail; or

(c) send such communication, shipping prepaid by national/international courier service to the party to receive such communication at the address given below or as otherwise given as provided in this ARTICLE 12, in the case of payments and/or reports due in accordance with this AGREEMENT or such other address as may hereafter be designated by notice in writing by the appertaining party.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DUKE	LICENSEE

For delivery via the U.S. Postal Service

Office of Science and Technology Duke University Attn: Agreement Coordinator Box 90083 Durham, NC 27708 USA	Precision BioSciences, Inc. Attn: Matthew Kane 2211 Hillsborough Rd #4087 Durham, NC 27705 USA

For delivery via nationally/internationally recognized courier

Office of Science and Technology	(same as above)
Duke University Attn: Agreement Coordinator 2020 West Main Street, Suite 10 Durham, NC 27705 USA

cc: (if of a legal nature)
Office of University Counsel	WilmerHale
Duke University	Attn: Michael J. Bevilacqua
2400 Pratt Street, Suite 4000	60 State Street
Durham, North Carolina 27710	Boston, MA 02109 USA

12.02 The date of giving any such notice, request, report, statement, disclosure or other communications, and the date of making any payment hereunder required (provided such payment is received), shall be the actual date of receipt.

ARTICLE 13 - ASSIGNMENT

13.01 This AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. However, LICENSEE may not assign its rights in this AGREEMENT without approval by DUKE, such approval not to be unreasonably withheld. Notwithstanding the foregoing, a change of control transaction, merger, consolidation or sale of substantially all of the business of LICENSEE related to this Agreement shall not be deemed an assignment for purposes of this clause and no consent of DUKE shall be required for such transactions.

ARTICLE 14 - INDEMNITY, INSURANCE, REPRESENTATIONS, STATUS

14.01 DUKE, and its trustees, officers, employees, faculty members, students, and agents (collectively, “DUKE Indemnitees”) will be indemnified, defended by counsel reasonably acceptable to DUKE, and held harmless by LICENSEE and AFFILIATES and SUBLICENSEES, as the case may be, from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “CLAIMS”) based upon, arising out of, or otherwise relating to this AGREEMENT including, but not limited to, (i) any action relating to product liability, and (ii) any CLAIM that a LICENSED PRODUCT and/or LICENSED PROCESS and/or practice of any of the PATENT RIGHTS infringes the intellectual property of a THIRD PARTY. However, the foregoing indemnity shall not apply to CLAIMS to the extent that they are (x) caused by the gross negligence of DUKE, DUKE employees, DUKE faculty members, students, and/or agents acting solely within the performance of their respective responsibilities at DUKE, (y) caused by a material breach of this AGREEMENT by DUKE, and/or (z) pertain solely to claims that the activities of DUKE employees, faculty members, students, and/or agents in their performance of their respective responsibilities at DUKE (excluding any research or other responsibilities such individuals may have as a result of an association each may have with LICENSEE and/or AFFILIATES and/or SUBLICENSEES) infringe the intellectual property of a THIRD PARTY.

14.02 DUKE MAKES NO REPRESENTATIONS NOR EXTENDS ANY WARRANTIES OF ANY KIND. IN PARTICULAR, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE USE OF THE PATENT RIGHTS DOES NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS. IN ADDITION, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY DUKE OF THE VALIDITY OF ANY OF THE PATENT RIGHTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF THE PATENT RIGHTS DUKE SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT OR LICENSED PROCESS. (FOR AVOIDANCE OF DOUBT, IT IS UNDERSTOOD AND AGREED THAT ANY SUCH ACTIVITY DESCRIBED IN THE PRECEDING SENTENCE BY ONE OR MORE OF THE INVENTORS OR ANY OTHER DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT SHALL BE DEEMED TO BE OUTSIDE THEIR RESPECTIVE CAPACITY AS A DUKE TRUSTEE, FACULTY MEMBER, EMPLOYEE, STUDENT, AND/OR AGENT, AS THE CASE MAY BE.) FURTHER, DUKE SHALL HAVE NO LIABILITY WHATSOEVER TO LICENSEE, ITS AFFILIATES, SUBLICENSEES, OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON LICENSEE OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

(a) the production, use, practice, offering, lease, or sale of any LICENSED PRODUCT or LICENSED PROCESS;

(b) the use of the PATENT RIGHTS; or

(c) any advertising or other promotional activities with respect to any of the foregoing.

14.03 Neither party hereto is an agent of the other party for any purpose whatsoever.

ARTICLE 15 - USE OF A PARTY’S NAME

15.01 Neither party will, without the prior written consent of the other party:

(a) use in any publication, advertising, publicity, press release, promotional activity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, image, icon, or any abbreviation, contraction or simulation thereof owned by the other party;

(b) use the name or image of any employee, faculty member, student, or agent of the other party in any publication, publicity, advertising, press release, promotional activity or otherwise; or

(c) represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.

ARTICLE 16 - SEVERANCE AND WAIVER

16.01 Each clause of this AGREEMENT is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this AGREEMENT will not be affected thereby.

16.02 The failure of a party in any instance to insist upon the strict performance of the terms of this AGREEMENT will not be construed to be a waiver or relinquishment of any of the terms of this AGREEMENT, either at the time of the party’s failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

ARTICLE 17 - TITLES

17.01 All titles and article headings contained in this AGREEMENT are inserted only as a matter of convenience and reference. They do not define, limit, extend or describe the scope of this AGREEMENT or the intent of any of its provisions.

ARTICLE 18 - SURVIVAL OF TERMS

18.01 The provisions of ARTICLES 2.04, 2.09, 3 (as regards financial obligations described therein incurred during the term of this Agreement), 5 (as regards obligations for reports and payments due to Duke for activities occurring during the term of this Agreement), 6, 7, 8, (to the extent, but only to the extent, that such infringement occurs during the term of this Agreement and excluding Section 8.06 which shall only apply during the term of this Agreement), .11, 12, 13, 14, 15, 16, 18, 19 shall survive the expiration or termination of this AGREEMENT.

ARTICLE 19 - GOVERNING LAW

19.01 This AGREEMENT shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina. Notwithstanding the foregoing, questions affecting the construction and effect of any patent in PATENT RIGHTS shall be determined by the law of the country in which the patent was granted.

ARTICLE 20 - ENTIRE UNDERSTANDING

20.01 This AGREEMENT represents the entire understanding between the parties, and supersedes all other agreements, express or implied, between the parties concerning the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT on the dates set forth below.

DUKE UNIVERSITY		Precision BioSciences, Inc.

By:	/s/ Rose Ritts	By:	/s/ Matthew Kane
Rose Ritts, Ph.D.		Matthew Kane
Executive Director		CEO
Office of Licensing and Ventures

Date:	4/17/2006	Date:	4/17/2006

Read and Understood by the INVENTORS

By:	/s/ Homme Hellinga
Homme Hellinga, Ph.D.

Date:	4/24/2006

By:	/s/ Jeff Smith
Jeff Smith, Ph.D.

Date:	4/17/2006

By:	/s/ Derek Jantz
Derek Jantz, Ph.D.

Date:	4/17/2006

APPENDIX A

[***]

APPENDIX B

Milestones

COMMERCIALIZATION SCHEDULE

(year one starts the day the license is executed by DUKE)

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

APPENDIX C

Milestone payments

Milestone	Amount due DUKE
1) Closing of Series A Financing in excess of $1 million	[***]
2) First signed partnership with guaranteed payments in excess of $1 million	[***]
3) First commercial seed trait brought to market by PBI or partner	[***]
4) First human therapeutic brought to market by PRI or partner	[***]

APPENDIX D

As per the attached XL file titled “standard royrpt format”

APPENDIX E

[***]

APPENDIX F

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT TO LICENSE AGREEMENT

THIS AMENDMENT to License Agreement (the “Amendment”), dated as of May 31, 2007, is entered into by and between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“Duke”) and Precision BioSciences, Inc., a Delaware corporation (“Precision”, and collectively with Duke, the “Parties”). All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the License Agreement (as defined below).

WHEREAS, the Parties entered into that certain License Agreement, dated April 17, 2006 (the “License Agreement”), whereby Precision licensed certain PATENT RIGHTS from Duke; and

WHEREAS, the Parties wish to amend the License Agreement to [***] the royalty payments and sublicense fees payable to Duke under certain circumstances.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Section 3.01(c) shall be deleted in its entirety and replaced with the following:

(c)

  (i)  Royalty on NET SALES. At the times and in the manner set forth hereinafter, LICENSEE and it AFFILIATES shall pay to DUKE a [***] royalty on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES, by LICENSEE, and/or its AFFILIATES. Such royalty shall be at the rate of:

(A)	[***] of NET SALES for LICENSED PRODUCTS;

(B)	[***] of NET SALES for LICENSED PROCESSES.

(ii)

Where in order to manufacture, sell, use, practice or otherwise dispose of LICENSED PRODUCTS or LICENSED PROCESSES it is [***] for LICENSEE to obtain a license under any patent rights from a THIRD PARTY (including in settlement of a claim contemplated by Article 7.01) and by reason of an agreement with such THIRD PARTY a royalty on LICENSEE NET SALES (or similarly defined amount) is payable to such THIRD PARTY, the royalty payable pursuant to this Article 3.01(c) shall be reduced by [***] of the amounts paid to third parties provided that under no circumstances will the royalty payable to DUKE on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES reduce to less than [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(iii)

Where the development, manufacture, importation, use, lease, sale or distribution of LICENSED PRODUCTS or LICENSED PROCESSES utilizes or incorporates technology owned by LICENSEE (the “LICENSEE TECHNOLOGY”), the royalty payable pursuant to this Article 3.01(c) shall be reduced by [***].

Notwithstanding anything to the contrary in this Article 3.01 (c), the royalties payable to DUKE on NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES shall not be lower than [***].

2. The following language shall be added to the end of Section 3.01(e):

Where the development, manufacture, importation, use, lease, sale or distribution of LICENSED PRODUCTS or LICENSED PROCESSES utilizes or incorporates LICENSEE TECHNOLOGY, the SUBLICENSE FEE payable pursuant to Article 3.01(e)(i) shall be reduced to [***] or the SUBLICENSE FEE payable pursuant to Article 3.01(e)(ii) shall be reduced to [***].

IN WITNESS WHEREOF, the Parties have each caused this Amendment to be executed by its duly authorized representative.

DUKE UNIVERSITY		PRECISION BIOSCIENCES, INC.

By:	/s/ Rose Ritts	By:	/s/ Matthew Kane

Name:	Rose Ritts, Ph.D.	Name:	Matthew Kane
Executive Director

Title:	Office of Licensing & Ventures	Title:	CEO
Duke University & DUMC

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PRECISION BIOSCIENCES, INC.

104 T.W. Alexander Drive, Bldg #7

P.O. Box 12292

Research Triangle Park, NC 27709

December 10, 2007

Office of Science and Technology

Duke University

Attn: Agreement Coordinator

Box 90083

Durham, NC 27708

To Whom This May Concern:

Reference is made to the License Agreement, dated as of April 17, 2006, by and between Duke University and Precision BioSciences, Inc. (“PB”) (as amended, the “License Agreement”).

This is a clarification of the definition of the term “Patent Rights,” which is set forth in paragraph 1.04 of the License Agreement. Specifically, the term “Patentably Distinct,” as used therein, is not intended by the parties to the License Agreement to apply to any of the patents and/or patent application(s) listed in Appendix A of the License Agreement, including any and all divisionals, continuations, and/or continuations-in-part (only to the extent set forth in paragraph 1.04 of the License Agreement) which constitute any of the Patent Rights licensed to PB thereunder and which may be sublicensed by PB to a third party pursuant to the terms of the License Agreement.

Please sign both copies this letter where indicated below and return one copy to PB at the address set forth above. Thank you for your assistance with this matter.

Sincerely,

/s/ Matthew Kane

Matthew Kane
President and Chief Executive Officer

Acknowledge and Agreed:

DUKE UNIVERSITY

By:	/s/ Rose Ritts

Name: Rose Ritts, Ph.D.

Title: Executive Director, Duke Office of Licensing & Ventures

PRECISION BIOSCIENCES, INC.

104 T.W. Alexander Drive, Bldg #7

P.O. Box 12292

Research Triangle Park, NC 27709

February13, 2009

Office of Science and Technology

Duke University

Attn: Agreement Coordinator

Box 90083

Durham, NC 27708

To Whom This May Concern:

Reference is made to the License Agreement, dated as of April 17, 2006, by and between Duke University (“Duke”) and Precision BioSciences, Inc. (“Precision”) as amended on May 31, 2007, and as clarified by letter agreement on December 10, 2007, (collectively, the “Duke License Agreement”). Precision proposes to enter into an agreement (the “[***] License Agreement”) with [***] (“[***]”) pursuant to which Precision would grant to [***] among other things a sublicense under the rights and licenses granted to Precision under the Duke License Agreement. In connection with Precision’s proposal to enter into the [***] License Agreement, Duke and Precision wish to clarify certain terms and conditions of the Duke License Agreement, as follows. Terms not defined herein have the meaning ascribed to them in the Duke License Agreement,

I.

Section 2.03 of the Duke License Agreement states that “All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall not be further sublicenseable without the express written approval of DUKE, such approval not to be unreasonably withheld.” The parties hereby agree that the express written approval requirement shall not apply to the following types of sublicenses entered into by a sublicensee of Precision (a “Precision Sublicensee”):

(a)

Sublicenses of a Licensed Product or Licensed Products by a Precision Sublicensee to a third party, under which such third party may make, use, sell, offer for sale, import, distribute or otherwise exploit such Licensed Product or Licensed Products;

(b)	Sublicenses by a Precision Sublicensee to a third party for such third party to practice the Patent Rights in order to perform work on the Precision Sublicensee’s behalf; or

(c)	Further sublicenses of any sublicense entered into in accordance with either of sub-sections (a) or (b) above.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

II.

Section 2.03 of the Duke License Agreement further states that “In the event of any termination of this Agreement, all SUBLICENSES shall survive such termination provided that the SUBLICENSEES are in compliance with the terms and conditions of the SUBLICENSE and the SUBLICENSEES comply with all terms of this Agreement related to such SUBLICENSE including the payment of all amounts that would be due DUKE under this Agreement if it had not terminated.” The parties hereby agree that in the event of any termination of the Duke License Agreement (including without limitation termination under Section 3.04 of the Duke License Agreement), the requirement that a Precision Sublicensee comply with the terms of Precision’s sublicense to the Precision Sublicensee (the “Primary Sublicense”) and the Duke License Agreement shall mean the following with respect to payment obligations:

[***]

III.	The parties hereby agree that Section 2.03 of the Duke License Agreement (as regards the survival of sublicenses) survives termination of the Duke License Agreement.

Remainder of Page Intentionally Left Blank

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Please sign and return a copy of this letter to us to acknowledge our mutual agreement on this matter. Thank you for your assistance.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Matthew Kane
Chief Executive Officer

Acknowledged and Agreed:

DUKE UNIVERSITY

By:	/s/ Rose Ritts
Name: Rose Ritts, PhD
Title:	Executive Director Office of Licensing & Ventures
Duke University & DUMC

PRECISION BIOSCIENCES, INC.

302 East Pettigrew Street

Dibrell Building, Suite A-100

Durham, NC 27701

January 17, 2012

Office of Licensing and Ventures

Duke University

Attn: Agreement Coordinator

Box 90083

Durham, NC 27708

To Whom This May Concern:

Reference is made to the License Agreement, dated as of April 17, 2006, by and between Duke University (“Duke”) and Precision BioSciences, Inc. (“Precision”) as amended on May 31, 2007, and as clarified by letter agreements on December 10, 2007 and February 13, 2009 (collectively, the “Duke License Agreement”). Precision proposes to enter into the agreement attached hereto as Exhibit A (the “Plantco License Agreement”) with Precision PlantSciences, Inc. (“Plantco”), a wholly-owned subsidiary of Precision formed to conduct business exclusively in the plant field, pursuant to which Precision would grant to Plantco among other things a sublicense under the rights and licenses granted to Precision under the Duke License Agreement.

In connection with Precision’s proposal to enter into the Plantco License Agreement, Duke and Precision wish to clarify certain terms and conditions of the Duke License Agreement, as follows. Terms not defined herein have the meaning ascribed to them in the Duke License Agreement.

1.

Section 1.14 of the Duke License Agreement states that “‘SUBLICENSE REVENUES’ shall mean any and all upfront fees, license fees, royalties, option fees, milestone payments, and other amounts payable to LICENSEE (and/or its AFFILIATES, as the case maybe) under a SUBLICENSE to any of the licenses granted by DUKE to LICENSEE under this AGREEMENT.”

a.	The parties hereby agree that as long as Plantco remains an AFFILIATE of Precision, [***]. [***]. The foregoing is illustrated for convenience by the example chart set forth below.

Example: SUBLICENSE FEES while Precision and Plantco are AFFILIATES

	[***]	[***]	[***]
Example 1	[***]	[***]	[***]
Example 2	[***]	[***]	[***]
Example 3	[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

b.	The parties hereby agree that at such time as Plantco no longer remains an AFFILIATE of Precision, Duke will be entitled in accordance with the Duke License Agreement to [***].

2.

Section 2.03 of the Duke License Agreement states that “All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DUKE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall not be further sublicenseable without the express written approval of DUKE, such approval not to be unreasonably withheld.” Without limiting anything set forth in the letter agreement between the parties dated February 13, 2009, the parties hereby agree that the express written approval requirement shall not apply to any SUBLICENSES entered into by Plantco or, to the extent described in such letter agreement, Plantco’s sublicensees; provided, however, that Plantco provides Duke with a copy of any SUBLICENSES entered into by Plantco [***] prior to execution of each subject SUBLICENSE with the ability to review and comment, such comments to be reasonably considered by Plantco, and Plantco provides Duke with an executed copy of such SUBLICENSE within [***] of the effective date of such SUBLICENSE.

3.

Article 7 of the Duke License Agreement provides LICENSEE with certain rights and obligations with respect to infringement of THIRD PARTY rights. Duke agrees that for so long as Plantco remains an AFFILIATE of Precision, each instance of the term “LICENSEE” in Article 7 of the Duke License Agreement shall be deemed to mean “LICENSEE and/or Precision PlantSciences, Inc., as applicable.” For clarity, as long as Plantco remains an AFFILIATE of Precision, in accordance with Section 7.01(b) of the Duke License Agreement, [***].

4.

Article 8 of the Duke License Agreement provides LICENSEE with certain rights to enforce the PATENT RIGHTS against potential infringers. Duke agrees that to the extent that LICENSEE grants a SUBLICENSEE such enforcement rights, each instance of the term “LICENSEE” in Article 8 of the Duke License Agreement shall be deemed to mean “LICENSEE and/or SUBLICENSEE, as applicable” and that Duke will cooperate with any such SUBLICENSEE as set forth in Section 8,05 of the Duke License Agreement as if such SUBLICENSEE were a party to the Duke License Agreement. For clarity, if such SUBLICENSEE enforces the PATENT RIGHTS and there is a balance remaining from recovery of damages by SUBLICENSEE, in accordance with Section 8.03 of the Duke License Agreement, [***].

Duke acknowledges that Precision will be assigning to Plantco (as an AFFILIATE of Precision) the following SUBLICENSES in accordance with their terms: (i) License Agreement between [***] and Precision dated [***], (ii) Research and Commercial Option Agreement between [***] and Precision dated [***], and (iii) Research and Commercial Option Agreement between [***] and Precision dated [***], each as amended from time to time (collectively, the “Existing Plant Sublicenses”). In support thereof, Duke acknowledges and agrees that the Plantco License Agreement constitutes a valid SUBLICENSE under and is consistent with the terms of the Duke License Agreement as modified herein, and the Existing Plant Sublicenses, upon such assignment,

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

shall continue to constitute valid SUBLICENSES under the Duke License Agreement consistent with the terms thereof as so modified. Duke further acknowledges and agrees that in the event of any termination of the Duke License Agreement, the Existing Plant Sublicenses shall survive such termination in accordance with Section 2.03 of the Duke License Agreement.

Subject to any confidentiality or nondisclosure obligations to any third parties or legal restrictions, Precision agrees to provide Duke with a copy of any proposed amendment to the Plantco License Agreement prior to the execution thereof with the ability to review and comment for a reasonable period (but not to exceed [***], such comments to be reasonably considered by Precision.

Please sign and return a copy of this letter to us to acknowledge our mutual agreement on this matter. Thank you for your assistance.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane 1/18/2012
Matthew Kane
Chief Executive Officer

Acknowledged and Agreed:

DUKE UNIVERSITY

By:	/s/ Rose Ritts 1/17/2012
Name: Rose Ritts, PhD

Title: Executive Director Office of Licensing & Ventures Duke University & DUMC

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT A

PLANTCO LICENSE AGREEMENT

PRECISION BIOSCIENCES, INC.

302 East Pettigrew Street

Dibrell Building, Suite A-100

Durham, NC 27701

December 6, 2013

Office of Licensing and Ventures

Duke University

Attn: Agreement Coordinator

Box 90083

Durham, NC 27708

To Whom This May Concern:

Reference is made to the License Agreement, dated as of April 17, 2006, by and between Duke University (“Duke”) and Precision BioSciences, Inc. (“Precision”) as amended on May 31, 2007, and as clarified by letter agreements on December 10, 2007, February 13, 2009, and January 17, 2012 (collectively, the “Duke License Agreement”). Duke and Precision now wish to acknowledge and agree that the milestones listed in the COMMERCIALIZATION SCHEDULE in APPENDIX B of the Duke License Agreement have been achieved and fully satisfied.

Please sign and return a copy of this letter to us to acknowledge our mutual agreement on this matter. Thank you for your assistance.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Matthew Kane
Chief Executive Officer

Acknowledged and Agreed:

DUKE UNIVERSITY

By:	/s/ Rose Ritts
Name: Rose Ritts, PhD
Title:	Executive Director Office of Licensing & Ventures
Duke University & DUMC

PRECISION BIOSCIENCES, INC.

302 East Pettigrew Street

Dibrell Building, Suite A-100

Durham, NC 27701

December 13, 2013

Office of Licensing and Ventures

Duke University

Attn: Agreement Coordinator

Box 90083

Durham, NC 27708

To Whom This May Concern:

Reference is made to the License Agreement, dated as of April 17, 2006, by and between Duke University (“Duke”) and Precision BioSciences, Inc. (“Precision”) as amended on May 31, 2007, and as clarified by letter agreements on December 10, 2007, February 13, 2009, January 17, 2012, and December 6, 2013 (collectively, the “Duke License Agreement”). As Precision has discussed with Duke, Precision’s business model may from time to time include the creation and licensing of products such as a modified cell line, a mouse with a modified genome, or a therapeutic, each created, in part, through use of Precision’s meganuclease technology and licensed to customers for commercial applications. Because the financial dynamics of these transactions are more akin to sales of a product than a typical technology “sublicense”, the parties wish to modify the financial provisions of the Duke License Agreement to facilitate Precision’s efforts to execute on this new business model. The parties anticipate that Precision’s success in such execution will greatly benefit Duke by operation of the Duke License Agreement.

1.	Terms not defined herein have the meaning ascribed to them in the Duke License Agreement.

2.

Duke and Precision agree that SUBLICENSES to make, use, sell, offer for sale, import, distribute or otherwise exploit LICENSED PRODUCTS created by Precision and/or its AFFILIATES (including derivatives thereof), where such SUBLICENSE includes the right to use a LICENSED PRODUCT (or derivative) and where the applicable SUBLICENSE includes a negotiated royalty rate that may equal [***], shall constitute “Commercial Product Sublicenses” and shall be subject to the remaining terms of this letter agreement. For clarity, but without limiting the foregoing, a SUBLICENSE that satisfies the foregoing royalty rate criteria and that includes a LICENSED PRODUCT (or derivative) constituting [***], shall be considered Commercial Product Sublicenses. [***].

3.

Duke and Precision agree that Commercial Product Sublicenses shall, in lieu of the SUBLICENSE FEES set forth in Section 3.01(e) of the Duke License Agreement, bear a SUBLICENSE FEE equal to the applicable percent of SUBLICENSE REVENUES from such Commercial Product Sublicenses as set forth in the following chart:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Highest Negotiated Royalty Rate in Commercial Product Sublicense:	3.01(e)(i) SUBLICENSE FEE = ___ Percent of SUBLICENSE REVENUES from royalties	3.01(e)(ii) SUBLICENSE FEE = ___ Percent of SUBLICENSE REVENUES from non- royalties
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4.

Duke and Precision agree that all Commercial Product Sublicenses shall be entered into on terms consistent with and shall be subject to the terms and conditions of the Duke License Agreement, except that the second and eighth sentences of Section 2.03 of the Duke License Agreement shall not apply to Commercial Product Sublicenses, and notwithstanding the first sentence of Section 2.03 of the Duke License Agreement, Commercial Product Sublicenses shall be freely sublicenseable without the express written approval of Duke. Except as specifically modified in this letter agreement, all provisions of the Duke License Agreement applicable to SUBLICENSES shall apply to Commercial Product Sublicenses.

Please sign and return a copy of this letter to us to acknowledge our mutual agreement on this matter. Thank you for your assistance.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Matthew Kane
Chief Executive Officer

Acknowledged and Agreed:

DUKE UNIVERSITY

By:	/s/ Rose Ritts
Name: Rose Ritts, PhD
Title:	Executive Director Office of Licensing & Ventures
Duke University & DUMC

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.